                                                                        Exhibit 1.2

BOARDWALK PIPELINE PARTNERS, LP

BOARDWALK PIPELINES, LP

(each a Delaware limited partnership)

Senior Notes due 2016

PURCHASE AGREEMENT

Dated: November 16, 2006

BOARDWALK PIPELINE PARTNERS, LP

BOARDWALK PIPELINES, LP

(each a Delaware limited partnership)

$250,000,000

Senior Notes due 2016

PURCHASE AGREEMENT

November 16, 2006
MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
Incorporated
as Representative of the several Underwriters
4 World Financial Center

New York, New York 10080

Ladies and Gentlemen:

Boardwalk Pipeline Partners, LP, a Delaware limited partnership (the “Partnership”), and Boardwalk Pipelines, LP, a Delaware limited partnership (the “Operating Partnership” and, together with the Partnership, the “Issuers”), and the other Partnership Parties (defined below) confirm their respective agreements with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and each of the other Underwriters named in Schedule A hereto (collectively, the “Underwriters,” which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Merrill Lynch is acting as representative (in such capacity, the “Representative”), with respect to the issue and sale by the Operating Partnership and the purchase by the Underwriters, acting severally and not jointly, of the respective principal amounts set forth in Schedule A hereto of $250,000,000 aggregate principal amount of the Operating Partnership’s Senior Notes due 2016 (the “Notes”). The Operating Partnership’s obligations under the Notes and the Indenture (as defined below) will be fully and unconditionally guaranteed (the “Guarantees”) by the Partnership on a senior unsecured basis. The Notes and the Guarantees are collectively referred to herein as the “Securities.” The Securities are to be issued pursuant to an indenture dated as of November 21, 2006 (the “Indenture”) among the Issuers and The Bank of New York, as trustee (the “Trustee”). Capitalized terms used but not defined herein shall have the same meanings given them in the Partnership Agreement (as defined herein) and the Indenture.

Boardwalk GP, LP, a Delaware limited partnership (the “General Partner”), serves as the sole general partner of the Partnership. Boardwalk GP, LLC, a Delaware limited liability company (“BGL”), serves as the sole general partner of the General Partner. Boardwalk Pipelines Holding Corp., a Delaware corporation (“BPHC”), is the sole member of BGL and is the sole limited partner of the General Partner. BPHC is a direct subsidiary of Loews Corporation, a Delaware corporation (“Loews”). BPHC is also a limited partner of the Partnership. Each of Boardwalk Operating GP, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of the Partnership (“Operating GP”), the Operating Partnership, a direct and indirect wholly owned subsidiary of the Partnership, Texas Gas Transmission, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of the Operating Partnership (“Texas Gas”), GS Pipeline Company, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of the Operating Partnership (“Gulf South GP”), and Gulf South Pipeline Company, LP, a Delaware limited partnership and a direct and indirect wholly owned subsidiary of the Operating Partnership (“Gulf South”), is sometimes referred to herein as a “Subsidiary,” and they are sometimes collectively referred to herein as the “Subsidiaries.” Each of BGL, the General Partner, the Partnership, Operating GP, the Operating Partnership, Texas Gas, Gulf South GP and Gulf South is sometimes referred to herein as a “Partnership Party,” and they are sometimes collectively referred to herein as the “Partnership Parties.” The Partnership Parties, together with BPHC, are sometimes collectively referred to herein as the “BPHC Entities.” The BPHC Entities, together with Loews, are sometimes collectively referred to herein as the “Loews Entities.”

The Partnership Parties understand that the Underwriters propose to make a public offering of the Securities as soon as the Representative deems advisable after this Agreement has been executed and delivered and the Indenture has been qualified under the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (collectively, the “1939 Act”).

SECTION 1.  Representations and Warranties of the Partnership Parties. Each Partnership Party jointly and severally represents, warrants and agrees that:

(a)  Compliance with Registration Requirements. A registration statement on Form S-1 (File No. 333-137690) relating to the Securities has (i) been prepared by the Issuers in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations (the “Securities Act Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder; (ii) been filed with the Commission under the Securities Act; and (iii) become effective under the Securities Act. Copies of such registration statement and any amendment thereto have been delivered by the Issuers to you as the Representative of the Underwriters. As used in this Agreement:

(i)  “Applicable Time” means 6:24 p.m. (New York City time) on the date of this Agreement;

(ii)  “Effective Date” means the date and time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission;

(iii)  “Issuer Free Writing Prospectus” means each “free writing prospectus” (as defined in Rule 405 of the Securities Act Regulations) prepared by or on behalf of the Issuers or used or referred to by the Issuers in connection with the offering of the Securities;

(iv)  “Preliminary Prospectus” means any preliminary prospectus relating to the Securities included in such registration statement or filed with the Commission pursuant to Rule 424(b) of the Securities Act Regulations;

(v)  “Pricing Disclosure Package” means, as of the Applicable Time, the most recent Preliminary Prospectus, together with each Issuer Free Writing Prospectus filed or used by the Issuers on or before the Applicable Time as specified in Schedule C attached hereto, other than a road show that is an Issuer Free Writing Prospectus but is not required to be filed under Rule 433 of the Securities Act Regulations;

(vi)  “Prospectus” means the final prospectus relating to the Securities, as filed with the Commission pursuant to Rule 424(b) of the Securities Act Regulations;

(vii)  “Registration Statement” means such registration statement, as amended as of the Effective Date, including any Preliminary Prospectus or the Prospectus and all exhibits to such registration statement and, if applicable, any Rule 462(b) Registration Statement (as defined below); and

(viii)  “Rule 462(b) Registration Statement” means any registration statement filed pursuant to Rule 462(b) of the Securities Act Regulations.

Any reference to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Form S-1 under the Securities Act as of the date of such Preliminary Prospectus or the Prospectus, as the case may be. Any reference to the “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement or filed pursuant to Rule 424(b) of the Securities Act Regulations prior to or on the date hereof. Any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and before the date of such amendment or supplement and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any periodic or current report of the Partnership filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Date and before the date of such amendment and incorporated by reference in the Registration Statement. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending the effectiveness of the Registration Statement, and no proceeding for such purpose has been instituted or threatened by the Commission.

As of the time of the filing of the Final Term Sheet (as defined in Section 3(b)), the Pricing Disclosure Package, when considered together with the Final Term Sheet, will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

(b)  No Ineligible Issuer. Neither of the Issuers was at the time of initial filing of the Registration Statement and at the earliest time thereafter that the Issuers or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Securities Act Regulations) of the Securities, is not on the date hereof and will not be at Closing Time (as defined in Section 3 hereof) an “ineligible issuer” (as defined in Rule 405 of the Securities Act Regulations). The Issuers have met all the conditions for incorporation by reference pursuant to the General Instructions to Form S-1.

(c)  Form Requirements. The Registration Statement conformed and will conform in all material respects on the Effective Date and at Closing Time, and any amendment to the Registration Statement filed after the date hereof will conform in all material respects when filed, to the requirements of the Securities Act and the Securities Act Regulations. The most recent Preliminary Prospectus conformed, and the Prospectus will conform in all material respects when filed with the Commission pursuant to Rule 424(b) of the Securities Act Regulations and at Closing Time, to the requirements of the Securities Act and the Securities Act Regulations. The documents incorporated by reference into any Preliminary Prospectus or the Prospectus conformed, when filed with the Commission, in all material respects to the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the Commission thereunder.

(d)  No Material Misstatements in Registration Statement. The Registration Statement did not, as of the Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Issuers through the Representative by or on behalf of any Underwriter specifically for inclusion therein.

(e)  No Material Misstatements in Prospectus. The Prospectus will not, as of its date and at Closing Time, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Issuers through the Representative by or on behalf of any Underwriter specifically for inclusion therein.

(f)  No Material Misstatements in Incorporated Documents. The documents incorporated by reference into any Preliminary Prospectus or the Prospectus did not, when filed with the Commission, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(g)  No Material Misstatements in Pricing Disclosure Package. The Pricing Disclosure Package did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Issuers through the Representative by or on behalf of any Underwriter specifically for inclusion therein.

(h)  No Material Misstatements in Issuer Free Writing Prospectuses. Each Issuer Free Writing Prospectus (including, without limitation, any road show that is a free writing prospectus under Rule 433 of the Securities Act Regulations), when considered together with the Pricing Disclosure Package, as of the Applicable Time, did not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(i)  Form Requirements for Issuer Free Writing Prospectuses. Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Securities Act and the Securities Act Regulations on the date of first use, and the Issuers have complied with all prospectus delivery and any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Securities Act Regulations. The Issuers have retained in accordance with the Securities Act Regulations all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Securities Act Regulations.

(j)  Due Formation and Good Standing of BPHC. BPHC has been duly formed and is validly existing and in good standing as a corporation under the Delaware General Corporation Law (the “DGCL”), has the full corporate power and authority necessary to own or hold its properties and assets and to conduct the businesses in which it is engaged, and is, or at Closing Time will be, duly registered or qualified to do business and in good standing as a foreign corporation in each jurisdiction listed opposite its name in Schedule 2 attached hereto, such jurisdictions being the only jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so register or qualify could not reasonably be expected to (i) have a material adverse effect on the condition (financial or other), results of operations, securityholders’ equity, properties, business or prospects of the Partnership Parties (other than the General Partner), taken as a whole, whether or not arising in the ordinary course of business, (a “Material Adverse Effect”) or (ii) subject the limited partners of the Partnership to any material liability or disability.

(k)  Due Formation and Good Standing of Delaware Partnerships. Each of the General Partner, the Partnership, the Operating Partnership and Gulf South has been duly formed and is validly existing and in good standing as a limited partnership under the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”), has the full partnership power and authority necessary to own or hold its properties and assets and to conduct the businesses in which it is engaged, and is, or at Closing Time will be, duly registered or qualified to do business and in good standing as a foreign limited partnership in each jurisdiction listed opposite its name in Schedule 2 attached hereto, such jurisdictions being the only jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so register or qualify could not reasonably be expected to (i) have a Material Adverse Effect or (ii) subject the limited partners of the Partnership to any material liability or disability.

(l)  Due Formation and Good Standing of Delaware Limited Liability Companies. Each of BGL, Operating GP, Texas Gas and Gulf South GP has been duly formed and is validly existing and in good standing as a limited liability company under the Delaware Limited Liability Company Act (the “Delaware LLC Act”), has the full limited liability company power and authority necessary to own or hold its properties and assets and to conduct the businesses in which it is engaged, and is, or at Closing Time will be, duly registered or qualified to do business and in good standing as a foreign limited liability company in each jurisdiction listed opposite its name in Schedule 2 attached hereto, such jurisdictions being the only jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so register or qualify could not reasonably be expected to (i) have a Material Adverse Effect or (ii) subject the limited partners of the Partnership to any material liability or disability.

(m)  Ownership of Operating GP. The Partnership owns a 100% limited liability company interest in Operating GP; such limited liability company interest has been duly and validly authorized and issued in accordance with the limited liability company agreement of Operating GP (as the same may be amended and restated on or prior to Closing Time, the “Operating GP LLC Agreement”) and is fully paid (to the extent required under the Operating GP LLC Agreement) and non-assessable (except as such non-assessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Partnership owns such limited liability company interest free and clear of all Liens.

(n)  Ownership of Operating Partnership. Operating GP is the sole general partner of the Operating Partnership, with a 0.001% general partner interest in the Operating Partnership; such general partner interest has been duly and validly authorized and issued in accordance with the agreement of limited partnership of the Operating Partnership (as the same may be amended and restated on or prior to Closing Time, the “Operating Partnership Agreement”); and Operating GP owns such general partner interest free and clear of all Liens. The Partnership is the sole limited partner of the Operating Partnership, with a 99.999% limited partner interest in the Operating Partnership; such limited partner interest has been duly and validly authorized and issued in accordance with the Operating Partnership Agreement and is fully paid (to the extent required under the Operating Partnership Agreement) and non-assessable (except as such non-assessability may be affected by Sections 17-607 and 17-804 of the Delaware LP Act); and the Partnership owns such limited partner interest free and clear of all Liens.

(o)  Ownership of Texas Gas. The Operating Partnership owns a 100% limited liability company interest in Texas Gas; such limited liability company interest has been duly and validly authorized and issued in accordance with the limited liability company agreement of Texas Gas (as the same may be amended and restated on or prior to Closing Time, the “Texas Gas LLC Agreement”) and is fully paid (to the extent required under the Texas Gas LLC Agreement) and non-assessable (except as such non-assessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Operating Partnership owns such limited liability company interest free and clear of all Liens.

(p)  Ownership of Gulf South GP. The Operating Partnership owns a 100% limited liability company interest in Gulf South GP; such limited liability company interest has been duly and validly authorized and issued in accordance with the limited liability company agreement of Gulf South GP (as the same may be amended and restated on or prior to Closing Time, the “Gulf South GP LLC Agreement”) and is fully paid (to the extent required under the Gulf South GP LLC Agreement) and non-assessable (except as such non-assessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Operating Partnership owns such limited liability company interest free and clear of all Liens.

(q)  Ownership of Gulf South. Gulf South GP is the sole general partner of Gulf South, with a 1.0% general partner interest in Gulf South; such general partner interest has been duly and validly authorized and issued in accordance with the agreement of limited partnership of Gulf South (as the same may be amended and restated on or prior to Closing Time, the “Gulf South Partnership Agreement”); and Gulf South GP owns such general partner interest free and clear of all Liens. The Operating Partnership is the sole limited partner of Gulf South, with a 99.0% limited partner interest in Gulf South; such limited partner interest has been duly and validly authorized and issued in accordance with the Gulf South Partnership Agreement and is fully paid (to the extent required under the Gulf South Partnership Agreement) and non-assessable (except as such non-assessability may be affected by Sections 17-607 and 17-804 of the Delaware LP Act); and the Operating Partnership owns such limited partner interest free and clear of all Liens.

(r)  Ownership; Significant Subsidiaries. Other than (i) BGL’s ownership of a 0.001% general partner interest in the General Partner, (ii) the General Partner’s ownership of a 2% general partner interest in the Partnership, (iii) the General Partner’s ownership of all of the Incentive Distribution Rights, (iv) the Partnership’s ownership of a 100% limited liability company interest in Operating GP, (v) the Partnership’s ownership of a 99.999% limited partner interest in the Operating Partnership, (vi) Operating GP’s ownership of a 0.001% general partner interest in the Operating Partnership, (vii) the Operating Partnership’s ownership of a 100% limited liability company interest in Texas Gas, (viii) the Operating Partnership’s ownership of a 100% limited liability company interest in Gulf South GP, (ix) the Operating Partnership’s ownership of a 99% limited partner interest in Gulf South and (x) Gulf South GP’s ownership of a 1% general partner interest in Gulf South, no Partnership Party owns, directly or indirectly, any equity or short- or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity (other than intercompany advances and notes among the Partnership and the Subsidiaries); and none of the entities mentioned in the preceding clauses (i) through (x), other than Texas Gas, Gulf South and the Operating Partnership, is a “significant subsidiary” of the Partnership as such term is defined in Rule 405 of the Securities Act Regulations.

(s)  Integration. No BPHC Entity has sold or issued any securities that would be integrated with the offering of the Securities contemplated by this Agreement pursuant to the Securities Act, the Securities Act Regulations or the interpretations thereof by the Commission.

(t)  Authority. At Closing Time, the Issuers will have all requisite power and authority to issue, sell and deliver the Securities, in accordance with and upon the terms and conditions set forth in this Agreement, the Indenture, the Partnership Agreement, the Operating Partnership Agreement, the Registration Statement, the most recent Preliminary Prospectus and the Prospectus. At Closing Time, all corporate, partnership or limited liability company action, as the case may be, required to be taken by the Loews Entities or any of their stockholders, members or partners for the authorization, issuance, sale and delivery of the Securities, the execution and delivery by the Partnership Parties of this Agreement, the Indenture and the Securities and the consummation of the transactions contemplated by this Agreement, the Indenture and the Securities shall have been validly taken.

(u)  Authorization of the Agreement. This Agreement has been duly and validly authorized, executed and delivered by each of the Partnership Parties.

(v)  Authorization of the Indenture. The Indenture has been duly authorized by the Issuers and duly qualified under the 1939 Act and, when duly executed and delivered by the Issuers and the Trustee, will constitute a valid and binding agreement of the Issuers, enforceable against the Issuers in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

(w)  Authorization of the Securities. The Notes have been duly authorized and, at Closing Time, will have been duly executed by the Operating Partnership and, when authenticated, issued and delivered in the manner provided for in the Indenture and delivered against payment of the purchase price therefor as provided in this Agreement, will constitute valid and binding obligations of the Operating Partnership, enforceable against the Operating Partnership in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and entitled to the benefits of, the Indenture. The Guarantees have been duly authorized by the Partnership for issuance and sale to the Underwriters as part of the Securities pursuant to this Agreement and, when the Notes are duly executed by the Operating Partnership and authenticated, issued and delivered in the manner provided for in the Indenture and delivered against payment of the purchase price therefor as provided in this Agreement, will constitute valid and binding obligations of the Partnership, enforceable against the Partnership in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

(x)  Description of the Securities and the Indenture. The Securities and the Indenture will conform in all material respects to the respective statements relating thereto contained in the Prospectus and will be in substantially the respective forms filed or incorporated by reference, as the case may be, as exhibits to the Registration Statement.

(y)  Absence of Conflicts. None of the offering, issuance and sale by the Issuers of the Securities and the application of the proceeds therefrom as described under the caption “Use of Proceeds” in each of the most recent Preliminary Prospectus and the Prospectus, the execution, delivery and performance of this Agreement, the Indenture and the Securities by the Partnership Parties that are parties thereto, or the consummation of the transactions contemplated by this Agreement and the Indenture (i) constitutes or will constitute a violation of, the certificate or agreement of limited partnership, certificate of formation, limited liability company agreement, certificate or articles of incorporation, bylaws or other organizational documents of any Partnership Party or, to the knowledge of the Partnership Parties, any other Loews Entity, (ii) constitutes or will constitute a breach or violation of or a default under (or an event that, with notice or lapse of time or both, would constitute such a breach or violation of or default under), any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which any of the Partnership Parties or, to the knowledge of the Partnership Parties, any of the other Loews Entities is a party, by which any of them is bound or to which any of their respective properties or assets is subject, (iii) violates or will violate any statute, law, ordinance, regulation, order, judgment, decree or injunction of any court or governmental agency or body to which any of the Partnership Parties or, to the knowledge of the Partnership Parties, any of the other Loews Entities or any of their respective properties or assets may be subject or (iv) will result in the creation or imposition of any Lien upon any property or assets of any Partnership Party or, to the knowledge of the Partnership Parties, any other Loews Entity, which conflicts, breaches, violations, defaults or Liens, in the case of clauses (ii), (iii) or (iv), would, individually or in the aggregate, have a Material Adverse Effect.

(z)  Absence of Further Requirements. Except for the qualification of the Indenture under the 1939 Act, the registration of the Securities under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and sale of the Securities by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body to which any of the Partnership Parties or any of their respective properties or assets is subject is required for the execution, delivery and performance of this Agreement, the Indenture and the Securities by the Partnership Parties, the consummation of the transactions contemplated by this Agreement and the Indenture and the application of the proceeds from the sale of the Securities as described under the caption “Use of Proceeds” in each of the most recent Preliminary Prospectus and the Prospectus.

(aa)  Financial Statements. At September 30, 2006, the Partnership would have had, on the consolidated as adjusted and as further adjusted bases indicated in each of the most recent Preliminary Prospectus and the Prospectus (and any amendments or supplements thereto), a capitalization as set forth therein. The historical financial statements (including the related notes and supporting schedules) included in, or incorporated by reference into, the Registration Statement, the most recent Preliminary Prospectus and the Prospectus (and any amendment or supplement thereto) comply as to form in all material respects with the requirements of Regulation S-X of the Commission and present fairly in all material respects the financial position, results of operations and cash flows of the entities purported to be shown thereby on the basis stated therein at the respective dates or for the respective periods to which they apply, and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved. The summary historical information set forth in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus (and any amendment or supplement thereto) under the caption “Summary Historical Financial and Operating Data” is accurately presented in all material respects and prepared on a basis consistent with the audited and unaudited historical consolidated financial statements from which it has been derived.

(bb)  Independent Accountants. Deloitte & Touche LLP, who have certified certain financial statements of the General Partner, the Partnership, the Operating Partnership and Gulf South, whose reports appear in each of the most recent Preliminary Prospectus and the Prospectus (or are incorporated by reference therein) and who have delivered the initial letter referred to in Section 5(f) hereof, are an independent registered public accounting firm as required by the Securities Act and the Securities Act Regulations and were such during the periods covered by the financial statements on which they reported. Ernst & Young LLP, who have certified certain financial statements of Gulf South and whose report appears in each of the most recent Preliminary Prospectus and the Prospectus, are an independent registered public accounting firm as required by the Securities Act and the Securities Act Regulations and were such during the periods covered by the financial statements on which they reported.

(cc)  Statistical and Market-Related Data. The statistical and market-related data included in each of the most recent Preliminary Prospectus and the Prospectus are based on or derived from sources that the Issuers believe to be reliable and accurate in all material respects.

(dd)  Title to Property. Each Partnership Party has good and indefeasible title to all real property and good title to all personal property contemplated as owned or to be owned by it in each of the most recent Preliminary Prospectus and the Prospectus, in each case free and clear of all liens, claims, security interests, encumbrances and other defects, except as described in the most recent Preliminary Prospectus or that would not materially affect the value of such property and would not materially interfere with the use made and proposed to be made of such property as described in each of the most recent Preliminary Prospectus and the Prospectus. With respect to title to pipeline rights-of-way, none of the Partnership Parties has received any actual notice or claim from any owner of land upon which any pipeline that is owned by any Subsidiary is located that such entity does not have sufficient title to enable it to use and occupy the pipeline rights-of-way as they have been used and occupied in the past and are proposed to be used and occupied in the future as described in each of the most recent Preliminary Prospectus and the Prospectus, except where such failure to have sufficient title would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. All assets held under lease or license by the Partnership Parties are held under valid, subsisting and enforceable leases or licenses, with such exceptions as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or materially interfere with the use made and proposed to be made of such assets as they have been used in the past and are proposed to be used in the future as described in each of the most recent Preliminary Prospectus and the Prospectus.

(ee)  Insurance. Each Partnership Party carries or is covered by insurance from insurers of recognized financial responsibility in such amounts and covering such risks as is reasonably adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries. All policies of insurance of each Partnership Party are in full force and effect, except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; each Partnership Party is in compliance with the terms of such policies in all material respects; and no Partnership Party has received notice from any insurer or agent of such insurer that any material capital improvements or other expenditures are required or necessary to be made in order to continue such insurance.

(ff)  Possession of Intellectual Property. Each Partnership Party owns or possesses adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of its business, and no Partnership Party has any reason to believe that the conduct by any Partnership Party of its business will conflict in any material respect with, and no Partnership Party has received any notice or claim of conflict with, any such rights of any other person or party.

(gg)  Absence of Proceedings. Except as described in the most recent Preliminary Prospectus, there are no legal or governmental proceedings pending to which any Partnership Party is a party or to which any property or asset of any Partnership Party is subject that, if determined adversely to such party, could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or a material adverse effect on the performance of this Agreement, the Indenture and the Securities or the consummation of the transactions contemplated by this Agreement and the Indenture, and to the knowledge of the Partnership Parties, no such proceedings are threatened or contemplated by governmental authorities or others. There are no legal or governmental proceedings pending that are required to be described in the most recent Preliminary Prospectus and the Prospectus that are not so described.

(hh)  Accuracy of Exhibits. There are no contracts or other documents that are required to be described in the most recent Preliminary Prospectus and the Prospectus or filed as exhibits to the Registration Statement (including documents incorporated by reference therein) by the Securities Act or the Securities Act Regulations, that have not been so described in the most recent Preliminary Prospectus and the Prospectus or filed as exhibits to the Registration Statement (including documents incorporated by reference therein).

(ii)  Accuracy of Certain Statements. The statements set forth or incorporated by reference in each of the most recent Preliminary Prospectus and the Prospectus under the caption “Description of the Notes” insofar as they purport to constitute a summary of the terms of the Securities, and under the caption “United States Federal Income Tax Considerations,” insofar as they purport to describe the provisions of the laws and documents referred to therein, are fair and accurate summaries in all material respects.

(jj)  Absence of Labor Dispute. Except as described in the most recent Preliminary Prospectus, no labor disturbance by the employees of any Partnership Party (and to the extent that they perform services on behalf of any Partnership Party, employees of Loews or BPHC) exists or, to the knowledge of the Partnership Parties, is imminent or threatened that could reasonably be expected to have a Material Adverse Effect.

(kk)  No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package or the Prospectus, except as otherwise stated therein (including, if applicable, the sale and issuance of up to 6,900,000 Common Units), (i) no Partnership Party has sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, any labor dispute or any court or governmental action, order or decree, and (ii) there has not been any adverse change in the partners’ capital, members’ equity or short- or long-term debt of any Partnership Party or any adverse change, or any development involving a prospective adverse change, in or affecting the condition (financial or otherwise), results of operations, securityholders’ equity, properties, management, business or prospects of any Partnership Party, in each case except as could not reasonably be expected to have a Material Adverse Effect or as set forth or contemplated in the Pricing Disclosure Package.

(ll)  Payment of Taxes. Each Partnership Party has filed all tax returns required to be filed through the date hereof, which returns are complete and correct in all material respects, and has paid all taxes shown to be due pursuant to such returns, other than those that (i) if not paid, could not reasonably be expected to have a Material Adverse Effect or (ii) are being contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles.

(mm)  Absence of Certain Events. Since the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package or the Prospectus, except as otherwise stated therein (including, if applicable, the sale and issuance of up to 6,900,000 Common Units), none of the Partnership Parties has (i) issued or granted any securities, (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations that were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) declared or paid any dividend or distribution on its capital stock or other equity interests.

(nn)  Accounting Controls. Each Partnership Party (i) makes and keeps accurate books and records and (ii) maintains a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of such Partnership Party’s financial statements in conformity with accounting principles generally accepted in the United States and to maintain accountability for its assets, (C) access to such Partnership Party’s assets is permitted only in accordance with management’s general or specific authorization and (D) the recorded accountability for such Partnership Party’s assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(oo)  Disclosure Controls. (i) The Issuers have established and maintain disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act), (ii) such disclosure controls and procedures are designed to ensure that the information required to be disclosed by the Issuers in the reports they file or submit under the Exchange Act is accumulated and communicated to management of the Issuers, including their respective principal executive officers and principal financial officers, as appropriate, to allow timely decisions regarding required disclosure to be made and (iii) such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.

(pp)  Changes in Internal Controls. Since the date of the most recent balance sheet of the Partnership Parties reviewed or audited by Deloitte & Touche LLP and the audit committee of the board of directors of BGL, (i) the Partnership Parties have not been advised of (A) any significant deficiencies in the design or operation of internal controls that are reasonably likely to adversely affect the ability of the Partnership Parties to record, process, summarize and report financial data, or any material weaknesses in internal controls (whether or not remediated) and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Partnership Parties, and (ii) since that date, there have been no changes in internal controls that have materially affected, or are reasonably likely to materially affect, internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(qq)  Certain Relationships. No relationship, direct or indirect, exists between or among the Partnership Parties, on the one hand, and the directors, officers, securityholders, customers or suppliers of the Partnership Parties, on the other hand, that is required to be described in the most recent Preliminary Prospectus and the Prospectus that is not so described.

(rr)  Compliance with the Sarbanes-Oxley Act. Each Partnership Party subject to the Sarbanes-Oxley Act of 2002, and its directors and officers in their capacity as such, is in compliance in all material respects with such act.

(ss)  Absence of Defaults. None of the Partnership Parties (i) is in violation of its certificate or agreement of limited partnership, certificate of formation or limited liability company agreement, certificate or articles of incorporation, bylaws or other organizational documents, (ii) is in breach of or default under any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party, by which it is bound or to which any of its properties or assets is subject (and no event has occurred that, with notice or lapse of time or both, would constitute such a breach or default), (iii) is in violation of any statute, law, ordinance, rule, regulation, order, judgment, decree or injunction of any court or governmental agency or body to which it or its property or assets may be subject or (iv) has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except, in the case of clauses (ii) or (iv), as could not reasonably be expected to have a Material Adverse Effect.

(tt)  FCPA. None of the Partnership Parties, nor any of their respective directors, officers, agents, employees or other persons associated with them or acting on their behalf, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977 or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(uu)  Environmental Laws. Except as described in the most recent Preliminary Prospectus, the Partnership Parties (i) are in compliance with any and all applicable federal, state and local laws, regulations, ordinances, rules, orders, judgments, decrees or other legal requirements relating to the protection of human health and safety, the environment or natural resources or imposing liability or standards of conduct concerning any Hazardous Materials (as defined below) (“Environmental Laws”), (ii) have received, and as necessary maintained, all permits required of them under applicable Environmental Laws to conduct their respective businesses, (iii) are in compliance with all terms and conditions of any such permits and (iv) do not have any liability in connection with the release into the environment of any Hazardous Material, except where such noncompliance with Environmental Laws, failure to receive and maintain required permits, failure to comply with the terms and conditions of such permits or liability in connection with such releases could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The term “Hazardous Material” means (1) any “hazardous substance” as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (“CERCLA”), (2) any “hazardous waste” as defined in the Resource Conservation and Recovery Act, as amended, (3) petroleum or any petroleum product, (4) any polychlorinated biphenyl and (5) any pollutant, contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law. No Partnership Party has been named as a “potentially responsible party” under CERCLA or any other similar Environmental Law, except with respect to any matters that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. Except as described in the most recent Preliminary Prospectus, no Partnership Party (A) is a party to any proceeding under Environmental Laws in which a governmental authority is also a party, other than proceedings regarding which it is believed that no monetary penalties in excess of $100,000 will be imposed, (B) has received notice of any potential liability for the disposal or release of any Hazardous Material, except where such liability could not reasonably be expected to have a Material Adverse Effect or (C) anticipates any material capital expenditures relating to Environmental Laws.

(vv)  Payment of Dividends by Subsidiaries. No Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Issuers, from making any other distribution on such Subsidiary’s partnership interests or membership interests, from repaying to the Issuers any loans or advances to such Subsidiary from the Issuers or from transferring any of such Subsidiary’s property or assets to the Issuers or any other Subsidiary, except as described in or contemplated by the most recent Preliminary Prospectus.

(ww)  ERISA. Each Partnership Party is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which any Partnership Party would have any liability; no Partnership Party has incurred or expects to incur liability under (i) Title IV of ERISA with respect to the termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and each “pension plan” that is intended to be qualified under Section 401(a) of the Code and for which any Partnership Party would have any liability is so qualified and nothing has occurred, whether by action or by failure to act, that would cause the loss of such qualification.

(xx)  Possession of Licenses and Permits. Each Partnership Party has, or at Closing Time will have, such permits, consents, licenses, franchises, certificates and other approvals or authorizations of governmental or regulatory authorities (“Permits”) as are necessary to own or lease its properties and to conduct its business in the manner described in each of the most recent Preliminary Prospectus and the Prospectus, except as disclosed in or specifically contemplated by the most recent Preliminary Prospectus or except for any failure to have any such Permit that could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Except as described in the most recent Preliminary Prospectus, each Partnership Party has fulfilled and performed all of its material obligations with respect to all such Permits, and no event has occurred that would prevent any such Permit from being renewed or reissued, that allows, or after notice or lapse of time would allow, revocation or termination of any such Permit or that would result in any other impairment of the rights of the holder of any such Permit, except for any such non-renewal, revocation, termination or impairment that could not reasonably be expected to have a Material Adverse Effect.

(yy)  Investment Company Act. No Partnership Party is, and as of Closing Time and after giving effect to the application of the net proceeds of the offering as described under the caption “Use of Proceeds” in the Pricing Disclosure Package and the Prospectus, no Partnership Party will be, an “investment company” as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(zz)  Distribution of Offering Material. None of the Partnership Parties or, to the knowledge of the Partnership Parties, any of their affiliates has distributed, and prior to the later to occur of Closing Time and completion of the distribution of the Securities, none of the Partnership Parties or, to the knowledge of the Partnership Parties, any of their affiliates will distribute, any offering material in connection with the offering and sale of the Securities other than any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus to which the Representative has consented pursuant to 3(k) hereof.

(aaa)  Absence of Manipulation. None of the Partnership Parties or, to the knowledge of the Partnership Parties, any of their affiliates has taken, nor will any of the Partnership Parties or, to the knowledge of the Partnership Parties, any of their affiliates take, directly or indirectly, any action that has constituted, that was designed to cause or result in, or that could reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of any Partnership Party to facilitate the sale or resale of the Securities.

(bbb)  Brokers’ Fees and Commissions. Except for this Agreement, there are no contracts, agreements or understandings between the Issuers and any person that would give rise to a valid claim against the Issuers or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the offering and sale of the Securities contemplated by this Agreement.

(ccc)  Ranking. The Notes will rank pari passu with all of the Operating Partnership’s existing and future senior unsecured indebtedness. The Guarantees will rank pari passu with all of the Partnership’s existing and future senior unsecured indebtedness.

Any certificate signed by or on behalf of any Partnership Party and delivered to the Representative or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by each such Partnership Party, as to matters covered thereby, to each Underwriter.

SECTION 2.  Sale and Delivery to Underwriters; Closing.

(a)  Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Issuers agree to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Issuers, at the price set forth in Schedule B, the aggregate principal amount of Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional principal amount of Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

(b)  Payment. Payment of the purchase price for, and delivery of certificates for, the Securities shall be made at the offices of Andrews Kurth LLP at 600 Travis, Suite 4200, Houston, Texas 77002, or at such other place as shall be agreed upon by the Representative and the Issuers, at 9:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Representative and the Issuers (such time and date of payment and delivery being herein called “Closing Time”).

Payment shall be made to the Issuers by wire transfer of immediately available funds to a bank account(s) designated by the Issuers, against delivery to the Representative for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them. It is understood that each Underwriter has authorized the Representative, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Securities which it has agreed to purchase. Merrill Lynch, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Securities to be purchased by any Underwriter whose funds have not been received by Closing Time, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

(c)  Denominations; Registration. Certificates for the Securities shall be in such denominations ($1,000 or integral multiples thereof) and registered in such names as the Representative may request in writing at least one full business day before Closing Time. The Securities, which may be in temporary form, will be made available for examination and packaging by the Representative in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to Closing Time. The Issuers shall deliver the Securities through the facilities of The Depository Trust Company (“DTC”) unless the Representative shall otherwise instruct. The Securities shall be evidenced by one or more certificates in global form registered in the name of Cede & Co., as DTC’s nominee, and having an aggregate principal amount corresponding to the aggregate principal amount of the Securities.

SECTION 3.  Covenants of the Partnership Parties. Each Partnership Party jointly and severally covenants with each Underwriter as follows:

(a)  Compliance with Securities Regulations and Commission Requests. During the period when a prospectus is required by the Securities Act to be delivered in connection with the sale of the Securities, the Issuers, subject to Section 3(b), will comply with the requirements of Rule 430A (“Rule 430A”) of the Securities Act Regulations, and will notify the Representative promptly, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(e) of the Securities Act concerning the Registration Statement and (v) if the Issuers becomes the subject of a proceeding under Section 8A of the Securities Act in connection with the offering of the Securities. The Issuers will effect the filings required under Rule 424(b), in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Issuers will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

(b)  Filing of Amendments and Exchange Act Documents; Preparation of Final Term Sheet. During the period when a prospectus is required by the Securities Act to be delivered in connection with the sale of the Securities, the Issuers will give the Representative notice of their intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)) or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, and will furnish the Representative with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representative or counsel for the Underwriters shall reasonably object. The Issuers have given the Representative notice of any filings made pursuant to the Exchange Act or Exchange Act Regulations within 48 hours prior to the Applicable Time; the Issuers will give the Representative notice of their intention to make any such filing from the Applicable Time to Closing Time and will furnish the Representative with copies of any such documents a reasonable amount of time prior to such proposed filing, as the case may be, and will not file or use any such document to which the Representative or counsel for the Underwriters shall object. The Issuers will prepare a final term sheet (the “Final Term Sheet”) reflecting the final terms of the Securities, in form and substance reasonably satisfactory to the Representative, and shall file such Final Term Sheet as an “issuer free writing prospectus” pursuant to Rule 433 prior to the close of business two business days after the date hereof; provided that the Issuers shall furnish the Representative with copies of any such Final Term Sheet a reasonable amount of time prior to such proposed filing and will not use or file any such document to which the Representative or counsel to the Underwriters shall reasonably object.

(c)  Delivery of Registration Statements. The Issuers have furnished or will deliver to the Representative and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Representative, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(d)  Delivery of Prospectuses. The Issuers have delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and each Issuer hereby consents to the use of such copies for purposes permitted by the Securities Act. The Issuers will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the Securities Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(e)  Continued Compliance with Securities Laws. During the period when a prospectus is required by the Securities Act to be delivered in connection with the sale of the Securities, the Issuers will comply with the Securities Act and the Securities Act Regulations and the 1939 Act so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Issuers or in the reasonable opinion of counsel for the Underwriters, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the Securities Act or the Securities Act Regulations, the Issuers will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Issuers will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement relating to the Securities or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Issuers will promptly notify Merrill Lynch and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(f)  Blue Sky Qualifications. The Issuers will use their commercially reasonable efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representative may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration Statement; provided, however, that the Issuers shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. The Issuers will also supply the Underwriters with such information as is necessary for the determination of the legality of the Securities for investment under the laws of such jurisdictions as the Underwriters may reasonably request.

(g)  Rule 158. The Issuers will timely file such reports pursuant to the Exchange Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide to the Underwriters the benefits contemplated by, the last paragraph of Section 11(a) of the Securities Act.

(h)  Use of Proceeds. The Issuers will use the net proceeds received by them from the sale of the Securities in the manner specified in the Prospectus under “Use of Proceeds.”

(i)  Reporting Requirements. The Issuers, during the period when the Prospectus is required to be delivered under the Securities Act, will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act and the rules and regulations of the Commission thereunder.

(j)  Issuer Free Writing Prospectuses. Each of the Issuers represents and agrees that, unless it obtains the prior consent of the Representative, and each Underwriter represents and agrees that, unless it obtains the prior consent of the Issuers and the Representative, it has not made and will not make any offer relating to the Securities that would constitute an “issuer free writing prospectus,” as defined in Rule 433, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission; provided, however, that prior to the preparation of the Final Term Sheet in accordance with Section 3(b), the Underwriters are authorized to use the information with respect to the final terms of the Securities in communications conveying information relating to the offering to investors. Any such free writing prospectus consented to by the Issuers and the Representative is hereinafter referred to as a “Permitted Free Writing Prospectus.” Each of the Issuers represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping.

(k)  DTC. The Issuers agree to comply with all the terms and conditions of all agreements set forth in the representation letters of the Issuers to DTC applicable to the approval of the Securities by DTC for “book-entry” transfer.

SECTION 4.  Payment of Expenses.

(a)  Expenses. The Partnership Parties will pay or cause to be paid all expenses incident to the performance of their obligations hereunder and under the Indenture and the Securities, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, and the Statement of Eligibility and Qualification of the Trustee on Form T-1 filed with the Commission (the “Form T-1”) and any amendment or supplement thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, any Agreement among Underwriters, the Indenture and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, (iv) the fees and disbursements of the Partnership Parties’ counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, any Permitted Free Writing Prospectus and of the Prospectus and any amendments or supplements thereto and any costs associated with electronic delivery of any of the foregoing by the Underwriters to investors, (vii) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto, (viii) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities, (ix) the costs and expenses of the Partnership Parties relating to investor presentations on any “road show” undertaken in connection with the marketing of the Securities, including without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel and lodging expenses of the representatives and officers of the Partnership Parties and any such consultants, and the cost of aircraft and other transportation chartered in connection with the road show, (x) any fees payable in connection with the rating of the Securities and (xi) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the National Association of Securities Dealers, Inc. (the “NASD”) of the terms of the sale of the Securities.

(b)  Termination of Agreement. If this Agreement is terminated by the Representative in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Partnership Parties shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

SECTION 5.  Conditions of Underwriters’ Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Partnership Parties contained in Section 1 hereof or in certificates of any officer of any of the Partnership Parties delivered pursuant to the provisions hereof, to the performance by the Partnership Parties of their covenants and other obligations hereunder, and to the following further conditions:

(a)  Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the Securities Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing the information omitted from the Registration Statement at the time it became effective but that is deemed to be part of the Registration Statement at the time it became effective pursuant to paragraph (b) of Rule 430A (“Rule 430A Information”) shall have been filed with the Commission in the manner and within the time frame required by Rule 424(b) without reliance on Rule 424(b)(8) or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A.

(b)  Opinion of Counsel for the Partnership Parties. At Closing Time, the Representative shall have received an opinion, dated as of Closing Time, of Vinson & Elkins L.L.P, counsel for the Partnership Parties, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters substantially to the effect set forth in Exhibit A hereto and to such further effect as counsel to the Underwriters may reasonably request.

(c)  Opinion of In-House Counsel. At Closing Time, the Representative shall have received an opinion, dated as of Closing Time, of Michael E. McMahon, as counsel to the Partnership, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters substantially to the effect set forth in Exhibit B hereto and to such further effect as counsel to the Underwriters may reasonably request.

(d)  Opinion of Counsel for Underwriters. At Closing Time, the Representative shall have received the favorable opinion, dated as of Closing Time, of Andrews Kurth LLP, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters with respect to the issuance and sale of the Securities, the Registration Statement, the Prospectus, the Pricing Disclosure Package and such other related matters as the Representative may reasonably require, and the Partnership Parties shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Representative. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Partnership Parties and certificates of public officials.

(e)  Officers’ Certificate. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus or the Pricing Disclosure Package, any Material Adverse Effect, and the Representative shall have received a certificate of the Chairman of the Board, or any President or Vice President of BGL and of the Chief Financial Officer of BGL, dated as of Closing Time, to the effect that (i) there has been no such Material Adverse Effect, (ii) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Partnership Parties have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to their knowledge, contemplated by the Commission.

(f)  Accountant’s Comfort Letter. At the time of the execution of this Agreement, the Representative shall have received from Deloitte & Touche LLP a letter dated such date, in form and substance satisfactory to the Representative, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

(g)  Bring-down Comfort Letter. At Closing Time, the Representative shall have received from Deloitte & Touche LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (f) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

(h)  Maintenance of Rating. At Closing Time, the Securities shall be rated at least Baa2 by Moody’s Investor’s Service Inc. and BBB by Standard & Poor’s Ratings Group, a division of McGraw-Hill, Inc., and the Partnership Parties shall have delivered to the Representative a letter dated Closing Time, from each such rating agency, or other evidence satisfactory to the Representative, confirming that the Securities have such ratings; and since the date of this Agreement, there shall not have occurred a downgrading in the rating assigned to the Securities or any of the Partnership Parties’ other debt securities by any “nationally recognized statistical rating agency,” as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act, and no such organization shall have publicly announced that it has under surveillance or review its rating of the Securities or any of the Partnership Parties’ other debt securities.

(i)  No Objection. The NASD has confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

(j)  Additional Documents. At Closing Time counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Partnership Parties in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Representative and counsel for the Underwriters.

(k)  Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representative by notice to the Partnership at any time at or prior to Closing Time and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

SECTION 6.  Indemnification.

(a)  Indemnification of Underwriters. The Partnership Parties, jointly and severally, agree to indemnify and hold harmless each Underwriter, its affiliates, as such term is defined in Rule 501(b) under the Securities Act (each, an “Affiliate”), its selling agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act as follows:

(i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Partnership;

(iii) against any and all expense whatsoever, as incurred (including the reasonable fees and disbursements of counsel chosen by the indemnified party), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Partnership by any Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information, or any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto).

(b) Indemnification of Partnership Parties, Directors and Officers. Each Underwriter severally agrees to indemnify and hold harmless each Partnership Party, their directors or managers who are natural persons, each of their officers who signed the Registration Statement, and each person, if any, who controls a Partnership Party within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information or any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Operating Partnership by such Underwriter through Merrill Lynch expressly for use therein.

(c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Partnership. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. Except as otherwise set forth in this Section 6(c), in no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. If the indemnifying party delivers notice to the indemnified party of the indemnifying party’s election to assume the defense of such claim or action with counsel reasonably satisfactory to the indemnified party, the indemnifying party may assume the defense of any such claim or action; provided, however, that an indemnified party shall have the right to retain counsel to represent it and the other indemnified parties if (i) there exists or is reasonably likely to exist a conflict of interest that would make it inappropriate in the reasonably judgment of such indemnified party for the same counsel to represent both the indemnified party and the indemnifying party, (ii) if the indemnifying party fails to assume the defense of the action or proceeding or to employ counsel reasonably satisfactory to such indemnified party in a timely manner, (iii) counsel to such indemnified party determines that one or more defenses may be available to such indemnified party that are not available to an indemnifying party or another indemnified party or (iv) the indemnified party and indemnifying party shall mutually agree, then such indemnified party may employ separate counsel to represent or defend it in any such action or proceeding and the indemnifying party will pay the reasonable and customary fees and disbursements of such counsel; provided further, that the indemnifying party will not be required to pay the fees and disbursements of more than one separate counsel (in addition to local counsel) for such indemnified party in any jurisdiction in any single action or proceeding. In the absence of any of the foregoing, in any action or proceeding the defense of which the indemnifying party assumes, such indemnified party will have the right to participate in such litigation and to retain its own counsel at such indemnified party's own expense. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

SECTION 7.  Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Partnership Parties on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Partnership Parties on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Partnership Parties on the one hand and the Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Partnership Parties and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus bear to the aggregate initial public offering price of the Securities as set forth on the cover of the Prospectus.

The relative fault of the Partnership Parties on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Partnership Parties or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Partnership Parties and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each Underwriter’s Affiliates and selling agents shall have the same rights to contribution as such Underwriter, and each director or manager who is a natural person of a Partnership Party, each officer of a Partnership Party who signed the Registration Statement, and each person, if any, who controls a Partnership Party within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Partnership Parties. The Underwriters’ respective obligations to contribute pursuant to this Section 7 are several in proportion to the aggregate principal amount of Securities set forth opposite their respective names in Schedule A hereto and not joint.

SECTION 8.  Representations, Warranties and Agreements to Survive. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Partnership Parties submitted pursuant hereto, shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or its Affiliates or selling agents, any person controlling any Underwriter, its officers or directors, any person controlling the Partnership Parties and (ii) delivery of and payment for the Securities.

SECTION 9.  Termination of Agreement.

(a)  Termination; General. The Representative may terminate this Agreement, by notice to the Partnership, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus (exclusive of any supplement thereto) or Pricing Disclosure Package, any Material Adverse Effect, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representative, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of any Partnership Party has been suspended or materially limited by the Commission or the New York Stock Exchange, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (iv) a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, or (v) if a banking moratorium has been declared by either Federal or New York authorities.

(b)  Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

SECTION 10.  Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at Closing Time to purchase the Securities which it or they are obligated to purchase under this Agreement (the “Defaulted Securities”), the Representative shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative shall not have completed such arrangements within such 24-hour period, then:

(i)  if the aggregate principal amount of Defaulted Securities does not exceed 10% of the aggregate principal amount of Securities to be purchased hereunder, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

(ii)  if the aggregate principal amount of Defaulted Securities exceeds 10% of the aggregate principal amount of Securities to be purchased hereunder, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

In the event of any such default which does not result in a termination of this Agreement, either the Representative or the Partnership shall have the right to postpone Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term “Underwriter” includes any person substituted for an Underwriter under this Section 10.

SECTION 11.  Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representative at One Houston Center, 1221 McKinney, Suite 2700, Houston, Texas 77010, attention of Rob Pacha; and notices to any Partnership Party shall be directed to it at the address of the Partnership set forth in the Registration Statement, attention of Michael E. McMahon.

SECTION 12.  No Advisory or Fiduciary Relationship. Each of the Partnership Parties acknowledges and agrees that (a) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the public offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Partnership Parties on the one hand, and the several Underwriters, on the other hand, (b) in connection with the offering contemplated hereby and the process leading to such transaction each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of any of the Partnership Parties or any of their affiliates, or their respective stockholders, creditors, employees or any other party, (c) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of any of the Partnership Parties or any of their affiliates with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising any of the Partnership Parties or any of their affiliates on other matters) and no Underwriter has any obligation to any of the Partnership Parties or any of their affiliates with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (d) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of each of the Partnership Parties or any of their affiliates, and (e) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Partnership Parties or any of their affiliates have consulted their own respective legal, accounting, regulatory and tax advisors to the extent they deemed appropriate.

SECTION 13.  Parties. This Agreement shall each inure to the benefit of and be binding upon the Underwriters, the Partnership Parties and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Partnership Parties and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Partnership Parties and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase. Notwithstanding anything in this Agreement to the contrary, all liabilities and obligations of the Partnership Parties hereunder shall be non-recourse against Loews Corporation or any limited partner, stockholder, member, officer, manager, director or employee of any of the Partnership Parties who is a natural person. In that connection, neither Loews Corporation nor any such limited partner, stockholder, member, officer, manager, director or employee who is a natural person shall be bound by this Agreement, or be obligated by virtue of this Agreement or the obligations of any party created hereunder to (y) provide funds to any of the Partnership Parties, whether by contributions to capital, loans, returns of monies, securities or other property, or (z) assume any liabilities of any of the Partnership Parties. For the avoidance of doubt, nothing in this Section 13 shall preclude recourse, to the extent permitted by applicable law, against any such limited partner, stockholder, member, officer, manager, director or employee of any of the Partnership Parties who is a natural person in the event of fraud, gross negligence or willful misconduct.

SECTION 14.  Integration. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the BPHC Entities and the Underwriters, or any of them, with respect to the subject matter hereof.

SECTION 15.  GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 16.  TIME. TIME SHALL BE OF THE ESSENCE OF THIS AGREEMENT. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

SECTION 17.  Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

SECTION 18.  Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

[Remainder of page intentionally left blank.]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Partnership Parties a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters and the Partnership Parties in accordance with its terms.

Very truly yours,

Boardwalk GP, LLC

By: /s/ Jamie L. Buskill
Name: Jamie L. Buskill
Title: Chief Financial Officer

Boardwalk GP, LP

By: Boardwalk GP, LLC, its general partner

By: /s/ Jamie L. Buskill
Name: Jamie L. Buskill
Title: Chief Financial Officer

Boardwalk Pipeline Partners, LP

By: Boardwalk GP, LP, its general partner

By: Boardwalk GP, LLC, its general partner

By: /s/ Jamie L. Buskill
Name: Jamie L. Buskill
Title: Chief Financial Officer

Boardwalk Operating GP, LLC

By: Boardwalk Pipeline Partners, LP, its sole member

By: Boardwalk GP, LP, its general partner

By: Boardwalk GP, LLC, its general partner

By:  /s/ Jamie L. Buskill
Name: Jamie L. Buskill
Title: Chief Financial Officer

Boardwalk Pipelines, LP

By: Boardwalk Operating GP, LLC, its general partner

By: Boardwalk Pipeline Partners, LP, its sole member

By: Boardwalk GP, LP, its general partner

By: Boardwalk GP, LLC, its general partner

By: /s/ Jamie L. Buskill
Name: Jamie L. Buskill
Title: Chief Financial Officer

Texas Gas Transmission, LLC

By: /s/ Jamie L. Buskill
Name: Jamie L. Buskill
Title: Chief Financial Officer

GS Pipeline Company, LLC

By: /s/ Rolf A. Gafvert
Name: Rolf A. Gafvert
Title: President

Gulf South Pipeline Company, LP

By: GS Pipeline Company, LLC, its general partner

By: /s/ Rolf A. Gafvert
Name: Rolf A. Gafvert
Title: President

CONFIRMED AND ACCEPTED,

as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
  INCORPORATED

By: /s/ Robert A. Pacha
Authorized Signatory

For itself and as Representative of the other Underwriters named in Schedule A hereto.

SCHEDULE A

Name of Underwriter	Principal Amount of Securities

Merrill Lynch, Pierce, Fenner & Smith Incorporated	$150,000,000
Deutsche Bank Securities Inc.	50,000,000
J.P. Morgan Securities Inc.	50,000,000

Total	$250,000,000

SCHEDULE B

The initial public offering price of the Securities shall be 99.777% of the principal amount thereof, plus accrued interest, if any, from the date of issuance.

The purchase price to be paid by the Underwriters for the Securities shall be 99.523% of the principal amount thereof.

The interest rate on the Securities shall be 5.875% per annum.

The Notes will be redeemable, in whole or in part, at the Issuers’ option at any time, at a redemption price equal to the greater of 100% of the principal amount of the Notes to be redeemed or the “make whole” redemption price, plus accrued and unpaid interest, if any, to the date of redemption.

SCHEDULE C

SPECIFY EACH ISSUER FREE WRITING PROSPECTUS

Final Term Sheet

Exhibit A

FORM OF OPINION OF ISSUERS’ COUNSEL

TO BE DELIVERED PURSUANT TO SECTION 5(b)

(a)  Each of the General Partner, the Partnership, the Operating Partnership and Gulf South has been duly formed and is validly existing and in good standing as a limited partnership under the Delaware LP Act, has the full partnership power and authority necessary to own or hold its properties and assets and to conduct the businesses in which it is engaged, and is duly registered or qualified to do business and is in good standing as a foreign limited partnership in each jurisdiction listed opposite its name in Schedule 1 hereto;

(b)  Each of BGL, Operating GP, Texas Gas and Gulf South GP has been duly formed and is validly existing and in good standing as a limited liability company under the Delaware LLC Act, has the full limited liability company power and authority necessary to own or hold its properties and assets and to conduct the businesses in which it is engaged, and is duly registered or qualified to do business and is in good standing as a foreign limited liability company in each jurisdiction listed opposite its name in Schedule 1 hereto;

(c)  The Partnership owns a 100% limited liability company interest in Operating GP; such limited liability company interest has been duly and validly authorized and issued in accordance with the Operating GP LLC Agreement and is fully paid (to the extent required under the Operating GP LLC Agreement) and non-assessable (except as such non-assessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Partnership owns such limited liability company interest free and clear of all liens, encumbrances, security interests or claims (except restrictions on transferability contained in the Operating GP LLC Agreement, as described in the most recent Preliminary Prospectus or created or arising under the Delaware LLC Act) (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file with the Secretary of State of the State of Delaware as of the date of such counsel’s opinion or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act or the Operating GP LLC Agreement;

(d)  Operating GP is the sole general partner of the Operating Partnership, with a 0.001% general partner interest in the Operating Partnership; such general partner interest has been duly and validly authorized and issued in accordance with the Operating Partnership Agreement; and Operating GP owns such general partner interest free and clear of all liens, encumbrances, security interests or claims (except restrictions on transferability contained in the Operating Partnership Agreement, as described in the most recent Preliminary Prospectus or created or arising under the Delaware LP Act) (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Operating GP as debtor is on file with the Secretary of State of the State of Delaware as of the date of such counsel’s opinion or (B) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act or the Operating Partnership Agreement. The Partnership is the sole limited partner of the Operating Partnership, with a 99.999% limited partner interest in the Operating Partnership; such limited partner interest has been duly and validly authorized and issued in accordance with the Operating Partnership Agreement and is fully paid (to the extent required under the Operating Partnership Agreement) and non-assessable (except as such non-assessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act); and the Partnership owns such limited partner interest free and clear of all liens, encumbrances, security interests or claims (except restrictions on transferability contained in the Operating Partnership Agreement, as described in the most recent Preliminary Prospectus or created or arising under the Delaware LP Act) (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file with the Secretary of State of the State of Delaware as of the date of such counsel’s opinion or (B) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act or the Operating Partnership Agreement;

(e)  The Operating Partnership owns a 100% limited liability company interest in Texas Gas; such limited liability company interest has been duly and validly authorized and issued in accordance with the Texas Gas LLC Agreement and is fully paid (to the extent required under the Texas Gas LLC Agreement) and non-assessable (except as such non-assessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Operating Partnership owns such limited liability company interest free and clear of all liens, encumbrances, security interests or claims (except restrictions on transferability contained in the Texas Gas LLC Agreement, as described in the most recent Preliminary Prospectus or created or arising under the Delaware LLC Act) (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Operating Partnership as debtor is on file with the Secretary of State of the State of Delaware as of the date of such counsel’s opinion or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act or the Texas Gas LLC Agreement;

(f)  The Operating Partnership owns a 100% limited liability company interest in Gulf South GP; such limited liability company interest has been duly and validly authorized and issued in accordance with the Gulf South GP LLC Agreement and is fully paid (to the extent required under the Gulf South GP LLC Agreement) and non-assessable (except as such non-assessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Operating Partnership owns such limited liability company interest free and clear of all liens, encumbrances, security interests or claims (except restrictions on transferability contained in the Gulf South GP LLC Agreement, as described in the most recent Preliminary Prospectus or created or arising under the Delaware LLC Act) (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Operating Partnership as debtor is on file with the Secretary of State of the State of Delaware as of the date of such counsel’s opinion or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act or the Gulf South GP LLC Agreement;

(g)  Gulf South GP is the sole general partner of Gulf South, with a 1.0% general partner interest in Gulf South; such general partner interest has been duly and validly authorized and issued in accordance with the Gulf South Partnership Agreement; and Gulf South GP owns such general partner interest free and clear of all liens, encumbrances, security interests or claims (except restrictions on transferability contained in the Gulf South Partnership Agreement, as described in the most recent Preliminary Prospectus or created or arising under the Delaware LP Act) (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming Gulf South GP as debtor is on file with the Secretary of State of the State of Delaware as of the date of such counsel’s opinion or (B) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act or the Gulf South Partnership Agreement. The Operating Partnership is the sole limited partner of Gulf South, with a 99.0% limited partner interest in Gulf South; such limited partner interest has been duly and validly authorized and issued in accordance with the Gulf South Partnership Agreement and is fully paid (to the extent required under the Gulf South Partnership Agreement) and non-assessable (except as such non-assessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act); and the Operating Partnership owns such limited partner interest free and clear of all liens, encumbrances, security interests or claims (except restrictions on transferability contained in the Gulf South Partnership Agreement, as described in the most recent Preliminary Prospectus or created or arising under the Delaware LP Act) (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Operating Partnership as debtor is on file with the Secretary of State of the State of Delaware as of the date of such counsel’s opinion or (B) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act or the Gulf South Partnership Agreement;

(h)  The Purchase Agreement has been duly and validly authorized, executed and delivered by the Partnership Parties;

(i)  The Indenture has been duly authorized, executed and delivered by the Issuers and (assuming the due authorization, execution and delivery thereof by the Trustee) constitutes a valid and binding agreement of the Issuers, enforceable against the Issuers in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

(j)  The Notes have been duly authorized by the Operating Partnership and, assuming that the Securities have been duly authenticated by the Trustee in the manner described in its certificate delivered to you today (which fact such counsel need not determine by an inspection of the Securities) and have been delivered against payment of the purchase price therefore as provided in the Purchase Agreement, the Notes have been duly executed, issued and delivered by the Operating Partnership and constitute valid and binding obligations of the Operating Partnership in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and entitled to the benefits of, the Indenture. The Guarantees have been duly authorized by the Partnership and, assuming that the Securities have been duly authenticated by the Trustee in the manner described in its certificate delivered to you today (which fact such counsel need not determine by an inspection of the Securities) and have been delivered against payment of the purchase price therefore as provided in the Purchase Agreement, constitute valid and binding obligations of the Partnership, enforceable against the Partnership in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

(k)  The Indenture has been duly qualified under the 1939 Act. The Indenture complies as to form in all material respects with the 1939 Act.

(l)  None of the offering, issuance and sale by the Issuers of the Securities, the execution, delivery and performance of the Purchase Agreement, the Indenture and the Securities by the Partnership Parties that are parties thereto, or the consummation of the transactions contemplated thereby (i) constitutes or will constitute a violation of, the Organization Documents, (ii) constitutes or will constitute a breach or violation of or a default under (or an event that, with notice or lapse of time or both, would constitute such a breach or violation of or default under), any agreement filed as an exhibit to the Registration Statement or as an exhibit to the Partnership’s or the Operating Partnership’s Form 10-K for the fiscal year ended December 31, 2005 or any subsequent reports filed under the Exchange Act by either of the Partnership or the Operating Partnership or (iii) violates or will violate any applicable law, the Delaware LP Act or the Delaware LLC Act, excluding in the case of clauses (ii) and (iii) any such breaches, violations and defaults that would not have a Material Adverse Effect;

(m)  Except for qualification of the Indenture under the 1939 Act and the registration of the Securities under the Securities Act, no Governmental Approval is required for the execution, delivery and performance of the Purchase Agreement, the Indenture and the Securities by the Partnership Parties that are parties thereto, the consummation of the transactions contemplated thereby and the application of the proceeds from the sale of the Securities as described under the caption “Use of Proceeds” in each of the most recent Preliminary Prospectus and the Prospectus, except for such Governmental Approvals (i) as have been obtained or made or (ii) would not have a Material Adverse Effect if not obtained or made;

(n)  The Registration Statement, including any Rule 462(b) Registration Statement, was declared effective under the Securities Act as of [date and time], the Prospectus was filed with the Commission pursuant to subparagraph [___] of Rule 424(b) of the Securities Act Regulations on November 16, 2006, no stop order suspending the effectiveness of the Registration Statement has been issued and, to such counsel’s knowledge, no proceeding for that purpose is pending or threatened by the Commission;

(o)  Each of (i) the Registration Statement, on the Effective Date and (ii) the Prospectus, as of its date and the Closing Time, appear on their face to be appropriately responsive, in all material respects, to the requirements of the Securities Act and the Securities Act Regulations (except that such counsel express no statement or belief as to Regulation S-T), except that such counsel need express no opinion with respect to the financial statements and the notes and financial schedules thereto and other related financial, accounting and statistical data contained therein;

(p)  The statements made in each of the most recent Preliminary Prospectus and the Prospectus under the caption “Description of the Notes,” insofar as they purport to summarize certain provisions of documents referred to therein or refer to statements of law or legal conclusions, fairly summarize the matters referred to therein in all material respects, subject to the qualifications and assumptions therein; and the Securities and the Indenture conform in all material respects to the descriptions thereof contained in the Prospectus under the caption “Description of the Notes;”

(q)  No Partnership Party is, and after giving effect to the application of the net proceeds from the offering as described under the caption “Use of Proceeds” in each of the most recent Preliminary Prospectus and the Prospectus, no Partnership Party will be, an “investment company” as defined in the Investment Company Act.

In rendering such opinion, such counsel may state that its opinion is limited to matters governed by the federal laws of the United States of America, the laws of the State of New York, the Delaware LP Act and the Delaware LLC Act. Such counsel need not express any opinion with respect to the title of any of the Partnership Parties to any of their respective real or personal property, and need not express any opinion with respect to state or local taxes or tax statutes to which any of the limited partners of the Partnership or any of the Partnership Parties may be subject.

In addition, such counsel has participated in conferences with officers and other representatives of the Partnership Parties, representatives of the independent registered public accounting firm of the Partnership and the Underwriters’ representatives, at which the contents of the Registration Statement, the Pricing Disclosure Package and Prospectus and related matters were discussed, and although such counsel did not independently investigate or verify the information set forth in the Registration Statement, the Pricing Disclosure Package or the Prospectus, and such counsel is not passing upon and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus (except to the extent specified in paragraph (p) above), based on the foregoing (relying as to factual matters in respect of the determination of materiality to the extent such counsel deems reasonable and appropriate upon the statements of fact made by officers and other representatives of the Partnership Parties), no facts have come to such counsel’s attention that have led such counsel to believe that:

(a) the Registration Statement, as of the Effective Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading;

(b) the Prospectus, as of its date and as of Closing Time, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

(c) the Pricing Disclosure Package, as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case such counsel need express no opinion with respect to the financial statements and notes and schedules thereto or other related financial, accounting and statistical data contained in, incorporated by reference into or omitted from the Registration Statement, the Pricing Disclosure Package or the Prospectus, any further amendment or supplement thereto, the exhibits to the Registration Statement or the Trustee’s Statement of Eligibility on Form T-1.

“Applicable law” means those laws, rules and regulations that, in such counsel’s experience, are normally applicable to transactions of the type contemplated by the Purchase Agreement, the Indenture and the Securities without such counsel’s having made any special investigation as to the applicability of any specific law, rule or regulation, and that are not the subject of a specific opinion herein referring expressly to a particular law or laws; provided however, that such references do not include any municipal or other local laws, rules or regulations, any antifraud, environmental, labor, tax, state securities or Blue Sky, insurance or antitrust, laws, rules or regulations, the Natural Gas Act, as amended, the rules and regulations promulgated thereunder by the Federal Energy Regulatory Commission, and the rules and regulations of the National Association of Securities Dealers, Inc.

“Governmental Approval” means any consent, approval, license, authorization or validation of, or filing, recording or registration with, any executive, legislative, judicial, administrative or regulatory authority of the State of New York, the State of Delaware or the United States of America, pursuant to (a) applicable laws of the State of New York, (b) applicable laws of the United States of America, (c) the Delaware LP Act or (d) the Delaware LLC Act.

Exhibit B

FORM OF OPINION OF IN-HOUSE COUNSEL

TO BE DELIVERED PURSUANT TO SECTION 5(c)

(a) Except as described in the Pricing Disclosure Package, there are no legal or governmental proceedings pending to which any Partnership Party is a party or to which any property or asset of any Partnership Party is subject that, if determined adversely to such Partnership Party, could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or an adverse effect on the performance of the Purchase Agreement or the consummation of the transactions contemplated thereby, and no such proceedings are threatened or contemplated by governmental authorities or others; and to the best of such counsel’s knowledge, there are no statutes or pending or threatened legal or governmental proceedings required to be described in the Preliminary Prospectus as of the Applicable Time that are not so described;

(b)  The statements made in (i) each of the most recent Preliminary Prospectus and the Prospectus under the captions “Risk Factors—Risks Inherent in Our Business—Our natural gas transportation, gathering and storage operations are subject to FERC rate-making policies that could have an adverse impact on our ability to establish rates that would allow us to recover the full cost of operating our pipelines, including a reasonable return, and our ability to service our debt,” and (ii) the Partnership’s annual report on Form 10-K for the year ended December 31, 2005 under the captions “Business—Our Business—Nature of Contracts,” “Business—Our Business—Competition,” “Business—Our Business—Government Regulation,” “Risk Factors—Our natural gas transportation and storage operations are subject to extensive regulation by FERC in addition to FERC rules and regulations related to the rates we can charge for our services,” “Risk Factors—We are subject to laws and regulations relating to the environment which may expose us to significant costs, liabilities and loss of revenues. Any changes in such regulations or their application could negatively affect our results of operations,” “Risk Factors—Pipeline safety integrity programs and repairs may impose significant costs and liabilities on us,” “Risk Factors—We are subject to strict regulations at many of our facilities regarding employee safety, and failure to comply with these regulations could adversely affect our financial condition,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Estimates—Regulation,” insofar as they refer to statements of law or legal conclusions, fairly summarize the matters referred to therein in all material respects, subject to the qualifications and assumptions therein;

(c) None of the offering, issuance and sale by the Issuers of the Securities and the application of the proceeds therefrom as described under the caption “Use of Proceeds” in the most recent Preliminary Prospectus and the Prospectus, the execution, delivery and performance of the Purchase Agreement, the Indenture and the Securities by the Partnership Parties, or the consummation of the transactions contemplated thereby violates or will violate the Natural Gas Act, as amended, or the rules and regulations promulgated thereunder by the Federal Energy Regulatory Commission.

(d) To the best of such counsel’s knowledge, there are no contracts or other documents that are required to be described in the most recent Preliminary Prospectus and the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or the Securities Act Regulations that have not been so described in the most recent Preliminary Prospectus and the Prospectus or filed as exhibits to the Registration Statement.

In addition, such counsel has participated in conferences with officers and other representatives of the Partnership Parties, representatives of the independent registered public accounting firm of the Issuers and the Underwriters’ representatives, at which the contents of the Registration Statement, the Pricing Disclosure Package and Prospectus and related matters were discussed, and although such counsel did not independently investigate or verify the information set forth in the Registration Statement, the Pricing Disclosure Package or the Prospectus, and such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus (except to the extent specified in paragraphs (b) and (d) above), based on the foregoing (relying as to factual matters in respect of the determination of materiality to the extent such counsel deems reasonable and appropriate upon the statements of fact made by officers and other representatives of the Partnership Parties), no facts have come to such counsel’s attention that have led such counsel to believe that:

(a) the Registration Statement, as of the Effective Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading;

(b) the Prospectus, as of its date and as of the Closing Time, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; or

(c) the Pricing Disclosure Package, as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case such counsel need express no opinion with respect to the financial statements and notes and schedules thereto or other related financial, accounting and statistical data contained in, incorporated by reference into or omitted from the Registration Statement, the Pricing Disclosure Package or the Prospectus, any further amendment or supplement thereto or the exhibits to the Registration Statement.